Exhibit 10.1
FORM OF

FOUNDERS’ SHARES SUBSCRIPTION AGREEMENT
TO THE BOARD OF DIRECTORS OF
GLOBAL CONSUMER ACQUISITION CORP.:
                                             (the      “Subscriber”)      hereby      subscribes for                                           (                    ) shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) of Global Consumer Acquisition Corp., a Delaware corporation (the      “Corporation”)      for an aggregate purchase price of                                          ($                    ), the receipt and sufficiency of which is hereby acknowledged.
Upon receipt by the Corporation of said consideration on this date, the Corporation shall issue to the Subscriber a stock certificate or certificates (or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the stock ledger of the Corporation) representing such fully-paid and non-assessable shares of Common Stock of the Corporation. The subscription will represent                                          percent (                    %) of the total number of outstanding shares of Common Stock of the Corporation.
[Signature Page to Follow]

Dated: July 16, 2007
[SUBSCRIBER]
By:
Name:
Title:

Accepted and Agreed on this
16th day of July 2007:
GLOBAL CONSUMER ACQUISITION CORP.

By:

Name:
Title: